Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	23,595	28,980	29,788		82,363	22,894	24,087	25,627	29,746	102,354
Equity in earnings of affiliates	424	743	779		1,946	365	462	530	375	1,732
Net gain on dispositions	17	—	1		18	1	14	—	—	15
Other income	10	13	24		47	452	18	49	2	521
Total Revenues and Other Income	24,046	29,736	30,592		84,374	23,712	24,581	26,206	30,123	104,622

Costs and Expenses
Purchased crude oil and products	21,138	25,747	26,385		73,270	17,679	18,353	19,463	23,914	79,409
Operating expenses	1,246	1,143	1,206		3,595	1,270	1,137	1,134	1,158	4,699
Selling, general and administrative expenses	386	432	440		1,258	384	439	435	437	1,695
Depreciation and amortization	336	337	346		1,019	315	320	337	346	1,318
Impairments	—	6	1		7	2	15	1	6	24
Taxes other than income taxes*	110	109	109		328	3,156	3,356	3,456	3,494	13,462
Accretion on discounted liabilities	6	6	5		17	5	6	5	6	22
Interest and debt expense	123	135	125		383	105	107	112	114	438
Foreign currency transaction (gains) losses	(16)	(14)	—		(30)	(1)	—	7	(6)	—
Total Costs and Expenses	23,329	27,901	28,617		79,847	22,915	23,733	24,950	29,469	101,067
Income before income taxes	717	1,835	1,975		4,527	797	848	1,256	654	3,555
Income tax expense (benefit)	132	431	407		970	234	267	407	(2,601)	(1,693)
Net Income	585	1,404	1,568		3,557	563	581	849	3,255	5,248
Less: net income attributable to noncontrolling interests	61	65	76		202	28	31	26	57	142
Net Income Attributable to Phillips 66	524	1,339	1,492		3,355	535	550	823	3,198	5,106
* Includes excise taxes on sales of petroleum products for periods prior to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2014-09 on January 1, 2018:						3,036	3,252	3,376	3,390	13,054

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.07	2.86	3.20		7.07	1.02	1.06	1.60	6.29	9.90
Diluted	1.07	2.84	3.18		7.03	1.02	1.06	1.60	6.25	9.85

Weighted-Average Common Shares Outstanding (thousands)
Basic	487,065	468,331	466,109		473,760	521,647	517,785	512,923	508,148	515,090
Diluted	489,668	471,638	469,440		477,220	524,520	520,160	515,960	511,352	518,508

RECONCILIATION OF SEGMENT NET INCOME (LOSS) TO NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	233	202	240		675	112	96	117	139	464
Chemicals	232	262	210		704	181	196	121	27	525
Refining	91	910	936		1,937	259	224	550	371	1,404
Marketing and Specialties	184	237	318		739	141	214	208	123	686
Corporate and Other	(155)	(207)	(136)		(498)	(130)	(149)	(147)	2,595	2,169
Net Income	585	1,404	1,568		3,557	563	581	849	3,255	5,248
Less: net income attributable to noncontrolling interests	61	65	76		202	28	31	26	57	142
Net Income Attributable to Phillips 66	524	1,339	1,492		3,355	535	550	823	3,198	5,106

SUMMARY OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	280	238	284		802	153	130	166	189	638
Chemicals	286	324	263		873	251	294	163	8	716
Refining	112	1,190	1,232		2,534	390	307	863	516	2,076
Marketing and Specialties	235	310	423		968	208	328	317	167	1,020
Corporate and Other	(196)	(227)	(227)		(650)	(205)	(211)	(253)	(226)	(895)
Consolidated	717	1,835	1,975		4,527	797	848	1,256	654	3,555

EFFECTIVE TAX RATES

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	16.8%	15.1%	15.5%		15.8%	26.8%	26.2%	29.5%	26.5%	27.3%
Chemicals	18.9%	19.1%	20.2%		19.4%	27.9%	33.3%	25.8%	(237.5)%	26.7%
Refining	18.8%	23.5%	24.0%		23.6%	33.6%	27.0%	36.3%	28.1%	32.4%
Marketing and Specialties	21.7%	23.5%	24.8%		23.7%	32.2%	34.8%	34.4%	26.3%	32.7%
Corporate and Other	20.9%	8.8%	40.1%		23.4%	36.6%	29.4%	41.9%	1,248.2%	342.3%
Consolidated	18.4%	23.5%	20.6%		21.4%	29.4%	31.5%	32.4%	(397.7)%	(47.6)%

RECONCILIATION OF ADJUSTED SEGMENT NET INCOME (LOSS) TO ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	136	137	175		448	78	74	98	108	358
NGL and Other	73	50	64		187	17	14	—	20	51
DCP Midstream	24	15	22		61	17	13	1	14	45
Total Midstream	233	202	261		696	112	101	99	142	454
Chemicals	232	262	210		704	201	196	153	121	671
Refining
Atlantic Basin/Europe	(73)	131	175		233	(50)	109	172	120	351
Gulf Coast	1	275	166		442	67	56	77	72	272
Central Corridor	203	392	633		1,228	62	29	198	192	481
West Coast	(42)	113	(15)		56	(81)	39	101	(26)	33
Total Refining	89	911	959		1,959	(2)	233	548	358	1,137
Marketing and Specialties
Marketing and Other	129	145	243		517	124	185	163	87	559
Specialties	45	50	47		142	17	33	48	37	135
Total Marketing and Specialties	174	195	290		659	141	218	211	124	694
Corporate and Other	(162)	(183)	(187)		(532)	(130)	(148)	(127)	(140)	(545)
Adjusted Net Income	566	1,387	1,533		3,486	322	600	884	605	2,411
Less: net income attributable to noncontrolling interests	54	65	77		196	28	31	26	57	142
Adjusted Net Income Attributable to Phillips 66	512	1,322	1,456		3,290	294	569	858	548	2,269

SPECIAL ITEMS INCLUDED IN SEGMENT NET INCOME AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—	(16)		(16)	—	—	23	—	23
Hurricane-related costs	—	—	—		—	—	—	(3)	(3)	(6)
Pension settlement expense	—	—	(5)		(5)	—	(5)	(2)	—	(7)
Total Midstream	—	—	(21)		(21)	—	(5)	18	(3)	10

Chemicals
Impairments by equity affiliates	—	—	—		—	(20)	—	—	(19)	(39)
Hurricane-related costs	—	—	—		—	—	—	(32)	(75)	(107)
Total Chemicals	—	—	—		—	(20)	—	(32)	(94)	(146)

Refining
Pending claims and settlements	—	—	—		—	—	13	18	—	31
Certain tax impacts	2	(1)	1		2	—	—	—	23	23
Hurricane-related costs	—	—	—		—	—	—	(8)	(7)	(15)
Gain on consolidation of business	—	—	—		—	261	—	—	—	261
Pension settlement expense	—	—	(24)		(24)	—	(22)	(8)	(3)	(33)
Total Refining	2	(1)	(23)		(22)	261	(9)	2	13	267

Marketing and Specialties
Certain tax impacts	10	42	33		85	—	—	—	—	—
Hurricane-related costs	—	—	—		—	—	—	(1)	—	(1)
Pension settlement expense	—	—	(5)		(5)	—	(4)	(2)	(1)	(7)
Total Marketing and Specialties	10	42	28		80	—	(4)	(3)	(1)	(8)

Corporate and Other
Pending claims and settlements	—	—	—		—	—	2	(19)	—	(17)
U.S. tax reform	7	(24)	49		32	—	—	—	2,735	2,735
Other tax impacts	—	—	5		5	—	—	—	—	—
Pension settlement expense	—	—	(3)		(3)	—	(3)	(1)	—	(4)
Total Corporate and Other	7	(24)	51		34	—	(1)	(20)	2,735	2,714

Noncontrolling Interests
Pending claims and settlements	—	—	1		1	—	—	—	—	—
U.S. tax reform	(7)	—	—		(7)	—	—	—	—	—
Total Noncontrolling Interests	(7)	—	1		(6)	—	—	—	—	—

Total Phillips 66	12	17	36		65	241	(19)	(35)	2,650	2,837

SPECIAL ITEMS INCLUDED IN NET INCOME BY BUSINESS LINES/REGIONS
(AFTER-TAX)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	—		—	—	—	21	(3)	18
NGL and Other	—	—	(21)		(21)	—	(5)	(3)	—	(8)
DCP Midstream	—	—	—		—	—	—	—	—	—
Total Midstream	—	—	(21)		(21)	—	(5)	18	(3)	10

Refining
Atlantic Basin/Europe	—	—	(5)		(5)	—	(2)	(1)	22	19
Gulf Coast	—	—	(8)		(8)	261	(3)	(10)	(8)	240
Central Corridor	—	—	(6)		(6)	—	(2)	(1)	(1)	(4)
West Coast	2	(1)	(4)		(3)	—	(2)	14	—	12
Total Refining	2	(1)	(23)		(22)	261	(9)	2	13	267

Marketing and Specialties
Marketing and Other	10	42	28		80	—	(4)	(3)	(1)	(8)
Specialties	—	—	—		—	—	—	—	—	—
Total Marketing and Specialties	10	42	28		80	—	(4)	(3)	(1)	(8)

SPECIAL ITEMS INCLUDED IN INCOME BEFORE INCOME TAXES
(PRE-TAX)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—	(21)		(21)	—	—	37	—	37
Hurricane-related costs	—	—	—		—	—	—	(4)	(6)	(10)
Pension settlement expense	—	—	(7)		(7)	—	(8)	(3)	(1)	(12)
Total Midstream	—	—	(28)		(28)	—	(8)	30	(7)	15

Chemicals
Impairments by equity affiliates	—	—	—		—	(33)	—	—	(31)	(64)
Hurricane-related costs	—	—	—		—	—	—	(53)	(122)	(175)
Total Chemicals	—	—	—		—	(33)	—	(53)	(153)	(239)

Refining
Pending claims and settlements	—	—	—		—	—	21	30	—	51
Certain tax impacts	2	(1)	1		2	—	—	—	23	23
Hurricane-related costs	—	—	—		—	—	—	(12)	(12)	(24)
Gain on consolidation of business	—	—	—		—	423	—	—	—	423
Pension settlement expense	—	—	(32)		(32)	—	(35)	(13)	(5)	(53)
Total Refining	2	(1)	(31)		(30)	423	(14)	5	6	420

Marketing and Specialties
Hurricane-related costs	—	—	—		—	—	—	(1)	—	(1)
Certain tax impacts	13	56	44		113	—	—	—	—	—
Pension settlement expense	—	—	(6)		(6)	—	(7)	(3)	(1)	(11)
Total Marketing and Specialties	13	56	38		107	—	(7)	(4)	(1)	(12)

Corporate and Other
Pending claims and settlements	—	—	—		—	—	3	(31)	—	(28)
Pension settlement expense	—	—	(4)		(4)	—	(5)	(2)	—	(7)
U.S. tax reform	16	—	—		16	—	—	—	—	—
Total Corporate and Other	16	—	(4)		12	—	(2)	(33)	—	(35)

Total Phillips 66	31	55	(25)		61	390	(31)	(55)	(155)	149

By Business Lines/Regions
Midstream
Transportation	—	—	—		—	—	—	34	(5)	29
NGL and Other	—	—	(28)		(28)	—	(8)	(4)	(2)	(14)
DCP Midstream	—	—	—		—	—	—	—	—	—
Total Midstream	—	—	(28)		(28)	—	(8)	30	(7)	15

Refining
Atlantic Basin/Europe	—	—	(7)		(7)	—	(4)	(2)	22	16
Gulf Coast	—	—	(11)		(11)	423	(5)	(14)	(14)	390
Central Corridor	—	—	(7)		(7)	—	(3)	(1)	(2)	(6)
West Coast	2	(1)	(6)		(5)	—	(2)	22	—	20
Total Refining	2	(1)	(31)		(30)	423	(14)	5	6	420

Marketing and Specialties
Marketing and Other	13	56	38		107	—	(7)	(4)	(1)	(12)
Specialties	—	—	—		—	—	—	—	—	—
Total Marketing and Specialties	13	56	38		107	—	(7)	(4)	(1)	(12)

CASH FLOW INFORMATION

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	585	1,404	1,568		3,557	563	581	849	3,255	5,248
Depreciation and amortization	336	337	346		1,019	315	320	337	346	1,318
Impairments	—	6	1		7	2	15	1	6	24
Accretion on discounted liabilities	6	6	5		17	5	6	5	6	22
Deferred income taxes	101	28	100		229	493	264	27	(2,670)	(1,886)
Undistributed equity earnings	119	(133)	125		111	(212)	(40)	(291)	27	(516)
Net gain on dispositions	(17)	—	(1)		(18)	(1)	(14)	—	—	(15)
Gain on consolidation of business	—	—	—		—	(423)	—	—	—	(423)
Other	173	24	(79)		118	6	92	(332)	48	(186)
Net working capital changes	(815)	692	(1,483)		(1,606)	(1,297)	641	(195)	913	62
Net Cash Provided by (Used in) Operating Activities	488	2,364	582		3,434	(549)	1,865	401	1,931	3,648

Cash Flows From Investing Activities
Capital expenditures and investments	(328)	(538)	(779)		(1,645)	(470)	(458)	(367)	(537)	(1,832)
Proceeds from asset dispositions*	17	12	10		39	9	42	14	21	86
Collection of advances/loans—related parties	—	—	—		—	325	—	—	1	326
Restricted cash received from consolidation of business	—	—	—		—	318	—	—	—	318
Other	(46)	62	50		66	(24)	(37)	(28)	45	(44)
Net Cash Provided by (Used in) Investing Activities	(357)	(464)	(719)		(1,540)	158	(453)	(381)	(470)	(1,146)

Cash Flows From Financing Activities
Issuance of debt	1,509	—	85		1,594	712	1,891	480	425	3,508
Repayment of debt	(7)	(253)	(114)		(374)	(773)	(2,137)	(251)	(517)	(3,678)
Issuance of common stock	10	20	9		39	4	2	17	12	35
Repurchase of common stock	(3,513)	(230)	(405)		(4,148)	(285)	(381)	(461)	(463)	(1,590)
Dividends paid on common stock	(327)	(372)	(370)		(1,069)	(326)	(360)	(356)	(353)	(1,395)
Distributions to noncontrolling interests	(45)	(51)	(50)		(146)	(24)	(30)	(29)	(37)	(120)
Net proceeds from issuance of Phillips 66 Partners LP common and preferred units	9	58	47		114	40	131	—	1,034	1,205
Other	(45)	(13)	(21)		(79)	(34)	(20)	(12)	(10)	(76)
Net Cash Provided by (Used in) Financing Activities	(2,409)	(841)	(819)		(4,069)	(686)	(904)	(612)	91	(2,111)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	1	(17)	(4)		(20)	2	17	(22)	20	17

Net Change in Cash, Cash Equivalents and Restricted Cash	(2,277)	1,042	(960)		(2,195)	(1,075)	525	(614)	1,572	408
Cash, cash equivalents and restricted cash at beginning of period	3,119	842	1,884		3,119	2,711	1,636	2,161	1,547	2,711
Cash, Cash Equivalents and Restricted Cash at End of Period	842	1,884	924		924	1,636	2,161	1,547	3,119	3,119
* Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	136	339	503		978	182	199	178	212	771
Chemicals	—	—	—		—	—	—	—	—	—
Refining	172	153	200		525	259	216	148	230	853
Marketing and Specialties	13	15	37		65	15	23	27	43	108
Corporate and Other	7	31	39		77	14	20	14	52	100
Total Consolidated	328	538	779		1,645	470	458	367	537	1,832

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	95	98	149		342	44	60	62	102	268
CPChem (Chemicals)	161	63	60		284	256	131	119	270	776
WRB Refining (Refining)	40	35	41		116	42	22	27	35	126
Select Equity Affiliates	296	196	250		742	342	213	208	407	1,170

Total Capital Program*
Midstream	231	437	652		1,320	226	259	240	314	1,039
Chemicals	161	63	60		284	256	131	119	270	776
Refining	212	188	241		641	301	238	175	265	979
Marketing and Specialties	13	15	37		65	15	23	27	43	108
Corporate and Other	7	31	39		77	14	20	14	52	100
Total Capital Program	624	734	1,029		2,387	812	671	575	944	3,002
* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP.

MIDSTREAM

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) ($ Millions)
Transportation	136	137	175		448	78	74	119	105	376
NGL and Other	73	50	43		166	17	9	(3)	20	43
DCP Midstream	24	15	22		61	17	13	1	14	45
Midstream Net Income (Loss)	233	202	240		675	112	96	117	139	464

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	163	164	209		536	107	102	174	147	530
NGL and Other	86	53	46		185	19	6	(9)	16	32
DCP Midstream	31	21	29		81	27	22	1	26	76
Midstream Income (Loss) before Income Taxes	280	238	284		802	153	130	166	189	638

Midstream Adjusted EBITDA ($ Millions)*
PSXP**	236	263	297		796	149	157	154	240	700
Other Midstream	127	79	113		319	70	54	107	55	286
Transportation and NGL and Other	363	342	410		1,115	219	211	261	295	986
DCP Midstream	76	62	72		210	71	65	42	70	248
Midstream Adjusted EBITDA	439	404	482		1,325	290	276	303	365	1,234
* See reconciliation of net income to Adjusted EBITDA on next page.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Depreciation and Amortization ($ Millions)*
Transportation	36	44	46		126	33	35	46	44	158
NGL and Other	38	38	40		116	35	34	35	37	141
DCP Midstream	—	—	—		—	—	—	—	—	—
Total	74	82	86		242	68	69	81	81	299
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Transportation	178	188	178		544	161	177	187	185	710
NGL and Other	77	78	101		256	57	63	65	70	255
DCP Midstream	—	—	—		—	—	(1)	—	—	(1)
Total	255	266	279		800	218	239	252	255	964
* Excludes Operating and SG&A Expense of all equity affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,407	3,594	3,706		3,569	3,469	3,430	3,447	3,658	3,501
Terminals**	2,669	3,214	3,179		3,021	2,395	2,581	2,675	3,008	2,665
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	184	227	227		213	175	177	177	215	186
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)	60	42	57		159	53	42	3	49	147

Depreciation and Amortization ($ Millions)	94	97	98		289	94	94	94	97	379

Operating and SG&A Expense ($ Millions)	221	260	275		756	240	254	226	234	954

Net Interest Expense ($ Millions)*	70	69	71		210	76	73	77	72	298
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	189	196	299		684	87	121	124	204	536

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	4.5	4.9	4.9		4.8	4.6	4.5	4.5	4.6	4.6
NGL Production (MB/D)	380	430	426		412	341	367	378	411	374

Weighted-Average NGL Price*
DCP Midstream ($/BBL)	29.41	31.83	36.51		32.58	25.31	22.94	26.12	30.39	26.19
DCP Midstream ($/gal)	0.70	0.76	0.87		0.78	0.60	0.55	0.62	0.72	0.62
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	51	57	61		169	32	36	43	47	158
LP Distribution from PSXP to Phillips 66	50	51	55		156	37	40	44	46	167
GP Distribution from DCP Midstream, LP to DCP Midstream***	43	42	**		85	23	23	43	83	172
LP Distribution from DCP Midstream, LP to DCP Midstream***	40	41	**		81	41	40	42	40	163
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DCP Midstream, LP.

MIDSTREAM (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA ($ Millions)
Midstream net income	233	202	240		675	112	96	117	139	464
Plus:
Income tax expense	47	36	44		127	41	34	49	50	174
Interest revenue	—	—	—		—	(1)	—	—	—	(1)
Depreciation and amortization	74	82	86		242	68	69	81	81	299
Midstream EBITDA	354	320	370		1,044	220	199	247	270	936

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	21		21	—	—	(37)	—	(37)
Hurricane-related costs	—	—	—		—	—	—	4	6	10
Pension settlement expense	—	—	7		7	—	8	3	1	12
Midstream EBITDA, Adjusted for Special Items	354	320	398		1,072	220	207	217	277	921

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	1	1	(1)	1
Proportional share of selected equity affiliates net interest	34	33	32		99	27	26	31	37	121
Proportional share of selected equity affiliates depreciation and amortization	51	51	52		154	43	42	54	52	191
Midstream Adjusted EBITDA	439	404	482		1,325	290	276	303	365	1,234

Midstream Adjusted EBITDA by Business Line
100% PSXP Results ($ Millions)
PSXP net income	172	186	217		575	110	119	131	164	524
Plus:
Income tax expense	2	—	—		2	—	1	1	2	4
Net interest expense	29	29	28		86	23	23	24	29	99
Depreciation and amortization	28	29	30		87	28	28	32	28	116
PSXP EBITDA	231	244	275		750	161	171	188	223	743

Adjustments (pre-tax):
EBITDA attributable to predecessors	—	—	—		—	(14)	(17)	(36)	(2)	(69)
Special item - pending claims and settlements*	—	—	3		3	—	—	—	—	—
Special item - U.S. tax reform*	(10)	—	—		(10)	—	—	—	—	—
PSXP EBITDA, Adjusted for Predecessors and Special Items**	221	244	278		743	147	154	152	221	674

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	7	8	8		23	—	—	—	7	7
Proportional share of selected equity affiliates depreciation and amortization	8	11	11		30	2	3	2	11	18
PSXP Adjusted EBITDA**	236	263	297		796	149	157	154	240	700
* Represents a special item adjustment made for PSX reporting purposes only.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Total Transportation and NGL and Other ($ Millions)
Total Transportation and NGL and Other net income	209	187	218		614	95	83	116	125	419
Plus:
Income tax expense	40	30	37		107	31	25	49	38	143
Interest revenue	—	—	—		—	(1)	—	—	—	(1)
Depreciation and amortization	74	82	86		242	68	69	81	81	299
Total Transportation and NGL and Other EBITDA*	323	299	341		963	193	177	246	244	860

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	7		7	—	8	3	1	12
Pending claims and settlements	—	—	21		21	—	—	(37)	—	(37)
Hurricane-related costs	—	—	—		—	—	—	4	6	10
Total Transportation and NGL and Other EBITDA, Adjusted for Special Items*	323	299	369		991	193	185	216	251	845

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	18	18	17		53	10	10	18	18	56
Proportional share of selected equity affiliates depreciation and amortization	22	25	24		71	16	16	27	25	84
Total Transportation and NGL and Other Adjusted EBITDA*	363	342	410		1,115	219	211	261	295	986
* Includes PSXP results above. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

DCP Midstream ($ Millions)
DCP Midstream net income	24	15	22		61	17	13	1	14	45
Plus:
Income tax expense	7	6	7		20	10	9	—	12	31
DCP Midstream EBITDA	31	21	29		81	27	22	1	26	76

Special Item Adjustments (pre-tax):
None	—	—	—		—	—	—	—	—	—
DCP Midstream EBITDA, Adjusted for Special Items	31	21	29		81	27	22	1	26	76

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	1	1	(2)	—
Proportional share of selected equity affiliates net interest	16	15	15		46	17	16	13	19	65
Proportional share of selected equity affiliates depreciation and amortization	29	26	28		83	27	26	27	27	107
DCP Midstream Adjusted EBITDA*	76	62	72		210	71	65	42	70	248
* Proportional share of selected equity affiliates is net of noncontrolling interests.

CHEMICALS

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Chemicals Net Income ($ Millions)	232	262	210		704	181	196	121	27	525

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	535	609	443		1,587	461	537	295	27	1,320
Specialties, Aromatics and Styrenics	57	76	108		241	53	61	46	9	169
Corporate and Other	(7)	(35)	(20)		(62)	(11)	(8)	(10)	(14)	(43)
Total	585	650	531		1,766	503	590	331	22	1,446

Income (Loss) before Income Taxes ($ Millions)
Olefins and Polyolefins	546	618	457		1,621	470	546	304	35	1,355
Specialties, Aromatics and Styrenics	61	83	116		260	62	65	51	13	191
Corporate and Other	(7)	(34)	(20)		(61)	(11)	(8)	(10)	(13)	(42)
Total	600	667	553		1,820	521	603	345	35	1,504

Depreciation and Amortization ($ Millions)	116	153	159		428	73	75	85	118	351

Net Interest (Income) Expense ($ Millions)*	(3)	19	18		34	(1)	(1)	(3)	(3)	(8)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	322	126	119		567	512	262	238	540	1,552
Advances to Equity Companies	—	—	—		—	6	2	3	—	11
Advance Repayments from Equity Companies	(33)	(35)	(12)		(80)	(7)	—	—	(52)	(59)

Externally Marketed Sales Volumes (MM Lbs)*
Olefins and Polyolefins	4,427	4,738	4,883		14,048	4,016	4,137	3,842	3,875	15,870
Specialties, Aromatics and Styrenics	983	1,378	1,385		3,746	1,206	1,175	1,095	1,142	4,618
Total	5,410	6,116	6,268		17,794	5,222	5,312	4,937	5,017	20,488
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)	96%	95%	91%		94%	89%	98%	83%	79%	87%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	26.80	20.60	23.61		23.67	31.87	29.61	28.21	30.84	30.13
HDPE Blow Molding, Domestic Spot (cents/lb)	60.00	61.00	59.58		60.19	55.83	58.00	58.67	60.75	58.31

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	14.81	15.47	20.68		16.99	11.80	12.54	16.14	16.22	14.18
HDPE Blow Molding, Total Cash Cost (cents/lb)	39.81	33.47	36.57		36.62	44.90	42.59	41.13	43.78	43.10

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	32.18	32.66	25.94		30.26	31.00	32.48	29.61	31.59	31.17
* Source: IHS, Inc.

Reconciliation of Chemicals Net Income to Adjusted EBITDA ($ Millions)
Chemicals net income	232	262	210		704	181	196	121	27	525
Plus:
Income tax expense (benefit)	54	62	53		169	70	98	42	(19)	191
Chemicals EBITDA	286	324	263		873	251	294	163	8	716

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	—	—		—	33	—	—	31	64
Hurricane-related costs	—	—	—		—	—	—	53	122	175
Chemicals EBITDA, Adjusted for Special Items	286	324	263		873	284	294	216	161	955

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	23	30	30		83	20	14	18	16	68
Proportional share of selected equity affiliates net interest	3	13	11		27	1	2	1	—	4
Proportional share of selected equity affiliates depreciation and amortization	92	108	110		310	69	70	76	92	307
Chemicals Adjusted EBITDA	404	475	414		1,293	374	380	311	269	1,334

REFINING

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) ($ Millions)
Atlantic Basin/Europe	(73)	131	170		228	(50)	107	171	142	370
Gulf Coast	1	275	158		434	328	53	67	64	512
Central Corridor	203	392	627		1,222	62	27	197	191	477
West Coast	(40)	112	(19)		53	(81)	37	115	(26)	45
Refining Net Income (Loss)	91	910	936		1,937	259	224	550	371	1,404

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	(108)	164	209		265	(98)	120	247	179	448
Gulf Coast	—	366	210		576	521	86	109	93	809
Central Corridor	272	521	839		1,632	97	42	317	299	755
West Coast	(52)	139	(26)		61	(130)	59	190	(55)	64
Refining Income (Loss) before Income Taxes	112	1,190	1,232		2,534	390	307	863	516	2,076

Refining Net Income (Loss) ($/BBL)
Atlantic Basin/Europe	(1.86)	2.73	3.76		1.72	(1.25)	2.07	3.27	2.59	1.86
Gulf Coast	0.01	3.58	2.27		2.01	4.91	0.73	0.95	0.84	1.79
Central Corridor	7.74	14.96	23.41		15.42	2.52	1.21	8.37	8.83	5.18
West Coast	(1.21)	3.18	(0.54)		0.51	(2.95)	1.05	3.14	(0.75)	0.34
Worldwide	0.54	4.89	5.29		3.65	1.63	1.23	3.01	1.98	1.97

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	7.17	10.42	11.48		9.82	6.29	7.90	10.02	8.32	8.25
Gulf Coast	6.75	9.93	9.09		8.64	8.03	6.74	7.26	6.38	7.07
Central Corridor	16.11	17.51	23.61		19.26	10.54	9.96	14.04	15.16	12.44
West Coast	8.32	12.77	9.53		10.25	9.95	10.83	12.95	7.96	10.49
Worldwide	9.29	12.28	13.36		11.72	8.55	8.44	10.49	8.98	9.13
* See note on the use of non-GAAP measures below. Also, reconciliations of net income to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	52	50	50		152	49	47	47	49	192
Gulf Coast	66	64	69		199	65	68	68	70	271
Central Corridor	35	32	34		101	27	27	32	33	119
West Coast	58	59	60		177	58	62	58	61	239
Total	211	205	213		629	199	204	205	213	821
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	298	240	233		771	271	213	201	223	908
Gulf Coast	376	305	330		1,011	350	308	312	297	1,267
Central Corridor	115	131	131		377	144	191	131	161	627
West Coast	241	240	275		756	324	234	224	248	1,030
Total	1,030	916	969		2,915	1,089	946	868	929	3,832
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in Operating and SG&A Expense*
Atlantic Basin/Europe	98	21	4		123	83	19	7	16	125
Gulf Coast	105	10	24		139	72	23	11	19	125
Central Corridor	2	4	7		13	27	79	14	47	167
West Coast	40	25	20		85	117	33	11	17	178
Total	245	60	55		360	299	154	43	99	595
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	15	15	13		43	16	13	14	13	56
Gulf Coast	25	23	23		71	27	23	23	23	96
Central Corridor	12	9	10		31	14	13	9	10	46
West Coast	27	25	26		78	20	21	—	23	64
Total	79	72	72		223	77	70	46	69	262

Foreign Currency Gains (Losses) After-Tax ($ Millions)	9	5	(1)		13	—	1	(5)	5	1

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings (losses) of affiliates	(64)	214	297		447	(6)	22	144	162	322
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity-affiliate-related costs*	(239)	(397)	(469)		(1,105)	239	(191)	(262)	(306)	(520)
Equity-affiliate-related expenses not included in Realized Refining Margins	(303)	(183)	(172)		(658)	233	(169)	(118)	(144)	(198)
Regional Totals
Atlantic Basin/Europe	(43)	(18)	—		(61)	(17)	(18)	25	17	7
Gulf Coast	(1)	(3)	(1)		(5)	428	(2)	1	(1)	426
Central Corridor	(259)	(162)	(171)		(592)	(178)	(149)	(144)	(160)	(631)
Total	(303)	(183)	(172)		(658)	233	(169)	(118)	(144)	(198)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Net Income to Adjusted EBITDA ($ Millions)
Refining net income	91	910	936		1,937	259	224	550	371	1,404
Plus:
Income tax expense	21	280	296		597	131	83	313	145	672
Depreciation and amortization	211	205	213		629	199	204	205	213	821
Refining EBITDA	323	1,395	1,445		3,163	589	511	1,068	729	2,897

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	—		—	—	(21)	(30)	—	(51)
Certain tax impacts	(2)	1	(1)		(2)	—	—	—	(23)	(23)
Hurricane-related costs	—	—	—		—	—	—	12	12	24
Gain on consolidation of business	—	—	—		—	(423)	—	—	—	(423)
Pension settlement expense	—	—	32		32	—	35	13	5	53
Refining EBITDA, Adjusted for Special Items	321	1,396	1,476		3,193	166	525	1,063	723	2,477

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	1		1	—	—	—	1	1
Proportional share of selected equity affiliates net interest	(2)	(1)	(2)		(5)	—	(1)	(1)	(1)	(3)
Proportional share of selected equity affiliates depreciation and amortization	68	68	68		204	65	65	68	70	268
Refining Adjusted EBITDA	387	1,463	1,543		3,393	231	589	1,130	793	2,743

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	419	495	465		460	366	533	536	543	494
Total Processed Inputs (MB/D)	436	527	492		485	446	569	569	597	546
Crude Oil Capacity Utilization (%)	78%	92%	87%		86%	70%	103%	103%	104%	95%
Clean Product Yield (%)	84%	86%	85%		85%	88%	87%	88%	89%	88%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	696	767	656		706	668	715	694	758	709
Total Processed Inputs (MB/D)	769	845	759		791	743	795	767	828	784
Crude Oil Capacity Utilization (%)	93%	102%	87%		94%	90%	96%	93%	102%	95%
Clean Product Yield (%)	76%	80%	79%		79%	80%	81%	80%	81%	81%

Central Corridor*
Crude Oil Charge Input (MB/D)	458	513	531		501	470	465	480	452	467
Total Processed Inputs (MB/D)	475	531	548		518	488	480	497	472	484
Crude Oil Capacity Utilization (%)	93%	104%	108%		102%	95%	94%	97%	92%	95%
Clean Product Yield (%)	90%	88%	88%		89%	90%	88%	88%	91%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	340	362	354		352	279	366	368	353	342
Total Processed Inputs (MB/D)	367	387	382		379	304	388	398	378	367
Crude Oil Capacity Utilization (%)	93%	100%	97%		97%	78%	102%	102%	98%	95%
Clean Product Yield (%)	86%	86%	87%		86%	87%	87%	86%	89%	87%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,913	2,137	2,006		2,019	1,783	2,079	2,078	2,106	2,012
Total Processed Inputs (MB/D)	2,047	2,290	2,181		2,173	1,981	2,232	2,231	2,275	2,181
Crude Oil Capacity Utilization (%)	89%	100%	93%		94%	84%	98%	98%	100%	95%
Clean Product Yield (%)	83%	84%	84%		84%	85%	85%	85%	87%	86%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	172	222	203		199	213	252	252	260	244
Distillates	185	218	202		202	163	228	230	254	219
Other	81	92	89		87	81	95	92	90	90
Total	438	532	494		488	457	575	574	604	553
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	303	337	307		316	296	324	310	333	316
Distillates	260	315	266		280	275	292	286	311	291
Other	212	198	192		201	178	185	175	191	182
Total	775	850	765		797	749	801	771	835	789

Central Corridor*
Gasoline	242	263	269		258	253	241	253	251	249
Distillates	181	201	210		197	181	180	182	178	180
Other	56	73	74		68	59	64	68	48	60
Total	479	537	553		523	493	485	503	477	489
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	180	190	180		183	154	197	198	189	185
Distillates	136	143	150		143	110	141	142	144	135
Other	53	54	51		53	41	50	58	44	48
Total	369	387	381		379	305	388	398	377	368

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	897	1,012	959		956	916	1,014	1,013	1,033	994
Distillates	762	877	828		822	729	841	840	887	825
Other	402	417	406		409	359	394	393	373	380
Total	2,061	2,306	2,193		2,187	2,004	2,249	2,246	2,293	2,199

REFINING (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	62.88	67.99	69.71		66.86	51.83	48.24	48.16	55.35	50.90
Brent	66.76	74.35	75.27		72.13	53.78	49.83	52.08	61.39	54.27
LLS	65.79	73.11	74.31		71.07	53.51	50.31	51.65	61.05	54.13
ANS	66.96	74.10	75.55		72.20	53.83	50.68	52.20	61.52	54.56
WTI less Maya	5.16	5.83	3.57		4.85	7.10	4.29	1.62	2.21	3.80
WTI less WCS	25.78	18.04	27.88		23.90	13.79	9.99	10.49	16.82	12.77

Natural Gas ($/MMBtu)
Henry Hub	3.01	2.82	2.90		2.91	3.00	3.05	2.93	2.86	2.96

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.23	13.36	12.73		11.77	9.46	15.53	19.17	11.26	13.85
East Coast Distillate less Brent	16.35	15.83	16.20		16.13	12.93	13.29	17.18	17.77	15.29
Gulf Coast
Gulf Coast Gasoline less LLS	8.65	9.44	8.63		8.91	9.92	10.86	14.90	8.95	11.16
Gulf Coast Distillate less LLS	15.15	15.28	15.54		15.32	12.26	11.59	16.44	15.48	13.94
Central Corridor
Central Gasoline less WTI	13.57	16.04	16.68		15.43	12.77	14.11	19.32	16.43	15.66
Central Distillate less WTI	19.85	22.03	22.77		21.55	14.00	14.59	21.98	23.43	18.50
West Coast
West Coast Gasoline less ANS	16.40	18.76	14.13		16.43	17.28	21.08	20.83	11.76	17.74
West Coast Distillate less ANS	17.28	18.69	17.85		17.94	14.84	14.32	20.45	18.81	17.10

Worldwide Market Crack Spread ($/BBL)*	13.12	14.86	14.21		14.07	12.24	14.06	18.19	13.98	14.62
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income ($ Millions)
Marketing and Other	139	187	271		597	124	181	160	86	551
Specialties	45	50	47		142	17	33	48	37	135
Marketing and Specialties Net Income	184	237	318		739	141	214	208	123	686

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	176	244	361		781	181	275	242	110	808
Specialties	59	66	62		187	27	53	75	57	212
Marketing and Specialties Income before Income Taxes	235	310	423		968	208	328	317	167	1,020

Marketing Net Income ($/BBL)
U.S.	0.64	0.79	1.10		0.85	0.52	0.75	0.65	0.34	0.56
International	1.30	2.67	3.69		2.57	1.59	2.31	1.79	1.54	1.81

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.39	1.61	2.05		1.69	1.47	1.74	1.63	1.09	1.48
International	3.32	5.25	6.58		5.07	3.70	4.95	4.45	3.72	4.21
* See note on the use of non-GAAP measures below. Also, reconciliations of net income to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Realized Margins not included in Marketing Fuel Margin ($ Millions)*
Marketing and Other	147	154	166		467	133	142	160	130	565
Specialties	94	108	103		305	72	97	120	103	392
Total	241	262	269		772	205	239	280	233	957
* Includes equity earnings and other revenues and excludes gain on dispositions and excise tax income.

Depreciation and Amortization ($ Millions)*
Marketing and Other	24	24	22		70	22	21	24	25	92
Specialties	5	5	5		15	5	5	5	5	20
Total	29	29	27		85	27	26	29	30	112
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Marketing and Other	266	294	303		863	245	283	292	284	1,104
Specialties	36	36	34		106	38	37	39	39	153
Total	302	330	337		969	283	320	331	323	1,257
* Excludes Operating and SG&A Expense of all equity affiliates.

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,024	1,110	1,102		1,079	1,073	1,188	1,188	1,197	1,162
Distillates	706	843	780		777	667	751	780	866	766
Other	1	—	—		—	—	—	1	1	1
Total	1,731	1,953	1,882		1,856	1,740	1,939	1,969	2,064	1,929

International Marketing
Gasoline	81	86	85		84	82	87	84	83	84
Distillates	173	169	175		172	168	161	166	165	165
Other	19	17	17		18	15	18	17	20	17
Total	273	272	277		274	265	266	267	268	266

Worldwide Marketing
Gasoline	1,105	1,196	1,187		1,163	1,155	1,275	1,272	1,280	1,246
Distillates	879	1,012	955		949	835	912	946	1,031	931
Other	20	17	17		18	15	18	18	21	18
Total	2,004	2,225	2,159		2,130	2,005	2,205	2,236	2,332	2,195

Foreign Currency Gains (Losses) After-Tax ($ Millions)	4	—	—		4	1	—	1	(3)	(1)

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA ($ Millions)
Marketing and Specialties net income	184	237	318		739	141	214	208	123	686
Plus:
Income tax expense	51	73	105		229	67	114	109	44	334
Depreciation and amortization	29	29	27		85	27	26	29	30	112
Marketing and Specialties EBITDA	264	339	450		1,053	235	354	346	197	1,132

Special Item Adjustments (pre-tax):
Hurricane-related costs	—	—	—		—	—	—	1	—	1
Pension settlement expense	—	—	6		6	—	7	3	1	11
Certain tax impacts	(13)	(56)	(44)		(113)	—	—	—	—	—
Marketing and Specialties EBITDA, Adjusted for Special Items	251	283	412		946	235	361	350	198	1,144

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	2	1		3	—	—	1	—	1
Proportional share of selected equity affiliates depreciation and amortization	3	2	3		8	3	3	2	3	11
Marketing and Specialties Adjusted EBITDA	254	287	416		957	238	364	353	201	1,156

CORPORATE AND OTHER

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Corporate and Other Net Income (Loss) ($ Millions)	(155)	(207)	(136)		(498)	(130)	(149)	(147)	2,595	2,169

Detail of Net Income (Loss) ($ Millions)
Net interest expense	(89)	(101)	(90)		(280)	(65)	(65)	(68)	(68)	(266)
Corporate overhead	(47)	(58)	(66)		(171)	(39)	(47)	(45)	(44)	(175)
Technology	(18)	(17)	(17)		(52)	(15)	(14)	(16)	(17)	(62)
U.S. tax reform	7	(24)	49		32	—	—	—	2,735	2,735
Other	(8)	(7)	(12)		(27)	(11)	(23)	(18)	(11)	(63)
Total	(155)	(207)	(136)		(498)	(130)	(149)	(147)	2,595	2,169

Pre-Tax Net Interest Expense ($ Millions)
Interest expense	(123)	(136)	(131)		(390)	(114)	(113)	(112)	(114)	(453)
Capitalized interest	—	1	6		7	9	6	—	—	15
Interest revenue	11	7	11		29	5	7	8	10	30
Total	(112)	(128)	(114)		(354)	(100)	(100)	(104)	(104)	(408)

Reconciliation of Corporate and Other Net Income (Loss) to Adjusted EBITDA ($ Millions)
Corporate and Other net income (loss)	(155)	(207)	(136)		(498)	(130)	(149)	(147)	2,595	2,169
Plus:
Income tax benefit	(41)	(20)	(91)		(152)	(75)	(62)	(106)	(2,821)	(3,064)
Net interest expense	112	128	114		354	100	100	104	104	408
Depreciation and amortization	22	21	20		63	21	21	22	22	86
Corporate and Other EBITDA	(62)	(78)	(93)		(233)	(84)	(90)	(127)	(100)	(401)

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	4		4	—	5	2	—	7
Pending claims and settlements	—	—	—		—	—	—	31	—	31
U.S. tax reform	(16)	—	—		(16)	—	—	—	—	—
Corporate and Other EBITDA, Adjusted for Special Items	(78)	(78)	(89)		(245)	(84)	(85)	(94)	(100)	(363)

Other Adjustments (pre-tax):
None	—	—	—		—	—	—	—	—	—
Corporate and Other Adjusted EBITDA	(78)	(78)	(89)		(245)	(84)	(85)	(94)	(100)	(363)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	8	1		9	—	(1)	(1)	2	—

Phillips 66 Total Company Debt
Total Debt ($ Millions)	11,621	11,364	11,337		11,337	10,210	9,965	10,201	10,110	10,110
Debt-to-Capital Ratio (%)	32%	31%	31%		31%	30%	30%	30%	27%	27%

Total Equity ($ Millions)	24,300	24,960	25,795		25,795	23,725	23,806	23,959	27,428	27,428

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	585	1,404	1,568		3,557	563	581	849	3,255	5,248
Plus:
Income tax expense (benefit)	132	431	407		970	234	267	407	(2,601)	(1,693)
Net interest expense	112	128	114		354	99	100	104	104	407
Depreciation and amortization	336	337	346		1,019	315	320	337	346	1,318
Phillips 66 EBITDA	1,165	2,300	2,435		5,900	1,211	1,268	1,697	1,104	5,280

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	—	—		—	33	—	—	31	64
Pending claims and settlements	—	—	21		21	—	(21)	(36)	—	(57)
Certain tax impacts	(15)	(55)	(45)		(115)	—	—	—	(23)	(23)
Gain on consolidation of business	—	—	—		—	(423)	—	—	—	(423)
Pension settlement expense	—	—	49		49	—	55	21	7	83
Hurricane-related costs	—	—	—		—	—	—	70	140	210
U.S. tax reform	(16)	—	—		(16)	—	—	—	—	—
Phillips 66 EBITDA, Adjusted for Special Items	1,134	2,245	2,460		5,839	821	1,302	1,752	1,259	5,134

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	23	30	31		84	20	15	19	16	70
Proportional share of selected equity affiliates net interest	35	47	42		124	28	27	32	36	123
Proportional share of selected equity affiliates depreciation and amortization	214	229	233		676	180	180	200	217	777
EBITDA attributable to Phillips 66 noncontrolling interests	(80)	(87)	(97)		(264)	(46)	(47)	(49)	(87)	(229)
Phillips 66 Adjusted EBITDA	1,326	2,464	2,669		6,459	1,003	1,477	1,954	1,441	5,875

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and Adjusted EBITDA and Realized refining margins per barrel and Realized marketing fuel margins per barrel. These are non-GAAP financial measures. EBITDA and Adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and Adjusted EBITDA is net income. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The most directly comparable GAAP measure to both realized margin per barrel measures is net income per barrel. Reconciliations of net income to realized refining margin and realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF NET INCOME (LOSS) TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Net income (loss)	(73)	131	170		228	(50)	107	171	142	370
Plus:
Income tax expense (benefit)	(35)	33	39		37	(48)	13	76	37	78
Taxes other than income taxes	15	15	13		43	16	13	14	13	56
Depreciation, amortization and impairments	52	50	50		152	49	47	47	49	192
Selling, general and administrative expenses	13	15	16		44	14	15	16	16	61
Operating expenses	285	225	217		727	257	198	185	207	847
Equity in losses of affiliates	2	3	2		7	4	2	3	2	11
Other segment income	(7)	—	(3)		(10)	(3)	(3)	(2)	(2)	(10)
Proportional share of refining gross margins contributed by equity affiliates	29	28	16		73	14	16	15	14	59
Special items:
Certain tax impacts	—	—	(1)		(1)	—	—	—	(23)	(23)
Realized refining margins	281	500	519		1,300	253	408	525	455	1,641

Total processed inputs (thousands of barrels)	39,218	47,978	45,233		132,429	40,116	51,749	52,306	54,897	199,068
Adjusted total processed inputs (thousands of barrels)	39,218	47,978	45,233		132,429	40,116	51,749	52,306	54,897	199,068

Net income (loss) (dollars per barrel)**	(1.86)	2.73	3.76		1.72	(1.25)	2.07	3.27	2.59	1.86
Realized refining margins (dollars per barrel)***	7.17	10.42	11.48		9.82	6.29	7.90	10.02	8.32	8.25

GULF COAST
Net income	1	275	158		434	328	53	67	64	512
Plus:
Income tax expense (benefit)	(1)	91	52		142	193	33	42	29	297
Taxes other than income taxes	25	23	23		71	27	23	24	23	97
Depreciation, amortization and impairments	66	64	69		199	67	68	68	70	273
Selling, general and administrative expenses	10	13	13		36	12	14	14	15	55
Operating expenses	366	292	317		975	338	294	298	282	1,212
Equity in (earnings) losses of affiliates	1	3	1		5	(7)	2	(1)	2	(4)
Other segment (income) expense, net	(1)	3	1		3	(422)	1	—	—	(421)
Proportional share of refining gross margins contributed by equity affiliates	—	—	—		—	1	—	—	—	1
Realized refining margins	467	764	634		1,865	537	488	512	485	2,022

Total processed inputs (thousands of barrels)	69,207	76,875	69,745		215,827	66,848	72,346	70,544	76,213	285,951
Adjusted total processed inputs (thousands of barrels)	69,207	76,875	69,745		215,827	66,848	72,346	70,544	76,213	285,951

Net income (dollars per barrel)**	0.01	3.58	2.27		2.01	4.91	0.73	0.95	0.84	1.79
Realized refining margins (dollars per barrel)***	6.75	9.93	9.09		8.64	8.03	6.74	7.26	6.38	7.07

CENTRAL CORRIDOR
Net income	203	392	627		1,222	62	27	197	191	477
Plus:
Income tax expense	69	129	212		410	35	15	120	108	278
Taxes other than income taxes	12	9	10		31	14	13	9	10	46
Depreciation, amortization and impairments	35	32	34		101	27	37	32	33	129
Selling, general and administrative expenses	7	7	7		21	8	8	8	10	34
Operating expenses	108	124	124		356	136	183	123	151	593
Equity in (earnings) losses of affiliates	61	(220)	(300)		(459)	9	(26)	(146)	(166)	(329)
Other segment (income) expense, net	(4)	(8)	4		(8)	2	4	8	(1)	13
Proportional share of refining gross margins contributed by equity affiliates	198	381	472		1,051	169	175	290	325	959
Realized refining margins	689	846	1,190		2,725	462	436	641	661	2,200

Total processed inputs (thousands of barrels)	26,236	26,209	26,778		79,223	24,647	22,331	23,525	21,643	92,146
Adjusted total processed inputs (thousands of barrels)*	42,765	48,347	50,410		141,522	43,921	43,718	45,733	43,451	176,823

Net income (dollars per barrel)**	7.74	14.96	23.41		15.42	2.52	1.21	8.37	8.83	5.18
Realized refining margins (dollars per barrel)***	16.11	17.51	23.61		19.26	10.54	9.96	14.04	15.16	12.44

RECONCILIATION OF NET INCOME (LOSS) TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Net income (loss)	(40)	112	(19)		53	(81)	37	115	(26)	45
Plus:
Income tax expense (benefit)	(12)	27	(7)		8	(49)	22	75	(29)	19
Taxes other than income taxes	25	25	26		76	20	21	—	23	64
Depreciation, amortization and impairments	58	60	60		178	58	67	58	61	244
Selling, general and administrative expenses	11	12	11		34	11	12	12	13	48
Operating expenses	230	228	264		722	313	222	212	235	982
Other segment (income) expense	3	(14)	—		(11)	1	1	2	1	5
Realized refining margins	275	450	335		1,060	273	382	474	278	1,407

Total processed inputs (thousands of barrels)	33,051	35,195	35,132		103,378	27,414	35,304	36,635	34,736	134,089
Adjusted total processed inputs (thousands of barrels)	33,051	35,195	35,132		103,378	27,414	35,304	36,635	34,736	134,089

Net income (loss) (dollars per barrel)**	(1.21)	3.18	(0.54)		0.51	(2.95)	1.05	3.14	(0.75)	0.34
Realized refining margins (dollars per barrel)***	8.32	12.77	9.53		10.25	9.95	10.83	12.95	7.96	10.49

WORLDWIDE
Net income	91	910	936		1,937	259	224	550	371	1,404
Plus:
Income tax expense	21	280	296		597	131	83	313	145	672
Taxes other than income taxes	77	72	72		221	77	70	47	69	263
Depreciation, amortization and impairments	211	206	213		630	201	219	205	213	838
Selling, general and administrative expenses	41	47	47		135	45	49	50	54	198
Operating expenses	989	869	922		2,780	1,044	897	818	875	3,634
Equity in (earnings) losses of affiliates	64	(214)	(297)		(447)	6	(22)	(144)	(162)	(322)
Other segment (income) expense, net	(9)	(19)	2		(26)	(422)	3	8	(2)	(413)
Proportional share of refining gross margins contributed by equity affiliates	227	409	488		1,124	184	191	305	339	1,019
Special items:
Certain tax impacts	—	—	(1)		(1)	—	—	—	(23)	(23)
Realized refining margins	1,712	2,560	2,678		6,950	1,525	1,714	2,152	1,879	7,270

Total processed inputs (thousands of barrels)	167,712	186,257	176,888		530,857	159,025	181,730	183,010	187,489	711,254
Adjusted total processed inputs (thousands of barrels)*	184,241	208,395	200,520		593,156	178,299	203,117	205,218	209,297	795,931

Net income (dollars per barrel)**	0.54	4.89	5.29		3.65	1.63	1.23	3.01	1.98	1.97
Realized refining margins (dollars per barrel)***	9.29	12.28	13.36		11.72	8.55	8.44	10.49	8.98	9.13
* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Net income (loss) divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.

RECONCILIATION OF NET INCOME TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Net income	99	140	191		430	81	132	118	64	395
Plus:
Income tax expense	33	47	65		145	48	79	73	33	233
Taxes other than income taxes*	(10)	3	3		(4)	1,278	1,375	1,409	1,419	5,481
Depreciation and amortization	4	3	3		10	4	3	3	4	14
Selling, general and administrative expenses	176	193	201		570	174	193	193	191	751
Equity in earnings of affiliates	(2)	(2)	(3)		(7)	—	(2)	(2)	(1)	(5)
Other operating revenues*	(84)	(98)	(104)		(286)	(1,354)	(1,459)	(1,499)	(1,503)	(5,815)
Other segment income	—	—	—		—	(1)	(14)	—	—	(15)
Realized marketing fuel margins	216	286	356		858	230	307	295	207	1,039

Total fuel sales volumes (thousands of barrels)	155,780	177,725	173,072		506,577	156,548	176,419	181,110	189,851	703,928

Net income (dollars per barrel)	0.64	0.79	1.10		0.85	0.52	0.75	0.65	0.34	0.56
Realized marketing fuel margins (dollars per barrel)**	1.39	1.61	2.05		1.69	1.47	1.74	1.63	1.09	1.48

INTERNATIONAL
Net income	32	66	94		192	38	56	44	38	176
Plus:
Income tax expense (benefit)	5	16	28		49	10	19	14	(2)	41
Taxes other than income taxes*	(2)	2	1		1	1,756	1,881	1,970	1,972	7,579
Depreciation and amortization	18	18	17		53	15	16	17	19	67
Selling, general and administrative expenses	70	71	66		207	60	63	70	71	264
Equity in earnings of affiliates	(18)	(25)	(22)		(65)	(19)	(22)	(22)	(20)	(83)
Other operating revenues*	(7)	(6)	(7)		(20)	(1,760)	(1,883)	(1,973)	(1,978)	(7,594)
Other segment (income) expense, net	(5)	2	—		(3)	(1)	1	(1)	3	2
Marketing Margins	93	144	177		414	99	131	119	103	452
Less: Margin for non-fuel related sales	12	14	10		36	11	11	10	10	42
Realized marketing fuel margins	81	130	167		378	88	120	109	93	410

Total fuel sales volumes (thousands of barrels)	24,534	24,717	25,441		74,692	23,885	24,229	24,596	24,636	97,346

Net income (dollars per barrel)	1.30	2.67	3.69		2.57	1.59	2.31	1.79	1.54	1.81
Realized marketing fuel margins (dollars per barrel)**	3.32	5.25	6.58		5.07	3.70	4.95	4.45	3.72	4.21
* Includes excise taxes on sales of petroleum products for periods prior to the adoption of FASB ASU No. 2014-09 on January 1, 2018. Other operating revenues also includes other non-fuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.